HEALTH SYSTEMS SOLUTIONS, INC.
                              A Nevada Corporation

                           WARRANT PURCHASE AGREEMENT

         THIS WARRANT PURCHASE AGREEMENT, dated as of July 6, 2004 (the "Agreement"), is entered into by and between Health Systems Solutions, Inc., a Nevada corporation (the "Company") and Stanford Venture Capital Holdings, Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Health Quality Solutions, Inc., a Florida corporation ("HQS") is a wholly-owned subsidiary of the Company;

         WHEREAS, the Purchaser and HQS entered into a Loan and Security Agreement of even date herewith pursuant to which, among other things, HQS borrowed from the Purchaser up to an aggregate of $1,600,000 (the "Loan Agreement"); and

         WHEREAS, as partial consideration for the Purchaser entering into the Loan Agreement and upon the terms and conditions of this Agreement, the Purchaser has agreed to purchase, and the Company wishes to issue and sell, warrants to purchase up to an aggregate of 720,000 of the Company's common stock $0.001 par value per share (the "Common Stock"), at an exercise price of $0.001 per share (the "Warrants"), which Warrants will be in the form attached hereto as Exhibit A; and

         WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO PURCHASE; PURCHASE PRICE

(a) Capitalized terms used herein not otherwise defined herein shall have the same meaning ascribed to such terms as in the Loan Agreement.

(b) Subject to the terms and conditions in this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, the Warrants as additional consideration for the funding of the Loan in the aggregate principal amount of $1,600,000, on the date hereof.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

         The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

(a) Qualified Investor. The Purchaser is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able to afford the entire loss of its investment in the Warrants, and (iii) an "Accredited Investor" as defined in Rule 501(a) of Regulation D and knows of no reason to anticipate any material change in its financial condition for the foreseeable future.

(b) Restricted Securities. The Warrants are "restricted Securities" as defined in Rule 144 promulgated under the Securities Act. All subsequent offers and sales by the Purchaser of the Warrants and the Common Stock issuable upon exercise of the Warrants shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

(c) Reliance on Representations. The Purchaser understands that the Warrants are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal Securities laws, and that the Company is relying upon the truthfulness and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its covenants and agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Warrants.

(d) Legality. The Purchaser has the requisite corporate power and authority to enter into this Agreement.

(e) Authorization. This Agreement and any related agreements, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Purchaser, and such agreements, when executed and delivered by each of the Purchaser and the Company will each be a valid and binding agreement of the Purchaser, enforceable in accordance with their respective terms, except to the extent that enforcement of each such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors rights generally and to general principles of equity.

(f) Broker's Fees and Commissions. Neither the Purchaser nor any of its officers, partners, employees or agents has employed any investment banker, broker, or finder in connection with the transactions contemplated by the Primary Documents (as defined below).

3. REPRESENTATIONS OF THE COMPANY

         The Company represents and warrants to, and covenants and agrees with, the Purchaser that:

(a) Organization. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted after the consummation of the transactions contemplated by this Agreement. The Company is duly qualified as a foreign corporation and in good standing in all jurisdictions in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification. The minute books and stock record books and other similar records of the Company have been provided or made available to the Purchaser or its counsel prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with sound business practices. Such minute books contain true and complete records of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the board of directors of the Company from the date of organization through the date hereof. The Company has, prior to the execution of this Agreement, delivered to the Purchaser true and complete copies of the Company's Articles of Incorporation, and Bylaws, each as amended through the date hereof. The Company is not in violation of any provisions of its Articles of Incorporation or Bylaws.

(b) Capitalization. On the date hereof, the authorized capital of the Company consists of:

(i) Common Stock; $.001 par value; 150,000,000 shares authorized; 5,523,199 shares issued and outstanding.

(ii) Preferred Stock; 15,000,000 authorized:

a. Series A $1.17 Convertible; 1,880,341 shares authorized issued and outstanding.

b. Series B $.80 Convertible; 2,500,000 shares authorized issued and outstanding.

The Company has no authorized or outstanding options or warrants issued and outstanding except for the Warrants to purchase 720,000 shares of Common Stock to be issued to the Purchaser hereunder, there are no outstanding rights, agreements, arrangements or understandings to which the Company is a party (written or oral) which would obligate the Company to issue any equity interest, option, warrant, convertible note, or other types of Warrants or to register any shares in a registration statement filed with the Commission. There is no agreement, arrangement or understanding between or among any entities or individuals which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to any voting shares of the Company, including without limitation any voting trust agreement or proxy. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire for value any outstanding shares of capital stock or other ownership interests of the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity. There are no anti-dilution or price adjustment provisions regarding any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Warrants.

(c) Concerning the Warrants. The Common Stock issuable upon exercise of the Warrants shall be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such a holder.

(d) Authorized Shares. The Company has available and has reserved a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon the exercise of the Warrants. The Company further acknowledges that its obligation to issue shares of Common Stock upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(e) Legality. The Company has the requisite corporate power and authority to enter into this Agreement, and to issue and deliver the Common Stock issuable upon exercise of the Warrants.

(f) Transaction Agreements. This Agreement, the Warrants, and the Registration Rights Agreement of even date herewith among the Company and the Purchaser (the "Registration Rights Agreement") (collectively, the "Primary Documents"), and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the other Primary Documents, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

(g) Financial Statements. The financial statements and related notes thereto contained in the Company's filings with the Commission (the "Company Financials") are correct and complete in all material respects, comply in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission promulgated thereunder and have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly and accurately the financial condition and operating results of the Company in all material respects as of the dates and during the periods indicated therein and are consistent with the books and records of the Company. Except as set forth in the Company Financials, the Company has no material liabilities, contingent or otherwise, other than liabilities disclosed on the balance sheet as of March 31, 2004. Since January 1, 2004, there has been no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company.

(h) Commission Filings. The Company has made all filings with the Commission that it has been required to make under the Securities Act and the Exchange Act and has furnished or made available to the Purchaser true and complete copies of all the documents it has filed with the Commission since its inception, all in the forms so filed. As of their respective filing dates, such filings already filed by the Company or to be filed by the Company after the date hereof complied or, if filed after the date hereof, will comply in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, as the case may be, and none of the filings with the Commission contained or will contain any untrue statement of a material fact or omitted or will omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such filings have been all prior to the date of this Agreement corrected, updated or superseded by a document subsequently filed with Commission.

(i) Non-Contravention. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Primary Documents, do not and will not conflict with, or result in a breach by the Company of, or give any third party any right of termination, cancellation, acceleration or modification in or with respect to, any of the terms or provisions of, or constitute a default under, (A) its Articles of Incorporation or Bylaws, as amended through the date hereof, (B) any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or (C) any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or federal, state, securities industry or foreign regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company or any of their properties or assets (collectively, "Legal Requirements"), other than those which have been waived or satisfied on or prior to the date hereof.

(j) Approvals and Filings. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents.

(k) Compliance With Legal Requirements. The Company has not violated in any material respect, and is not currently in material default under, any Legal Requirement applicable to the Company, or any of the assets or properties of the Company, where such violation could reasonably be expected to have material adverse effect on the business or financial condition of the Company.

(l) Absence of Certain Changes. There has been no material adverse change nor any material adverse development in the business, properties, operations, financial condition, prospects, outstanding securities or results of operations of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.
(m) Indebtedness to Officers, Directors and Stockholders. Except as set disclosed in the Company Financials, the Company is not indebted to any of the Company's stockholders, officers or directors or their Affiliates in any amount whatsoever (including, without limitation, any deferred compensation, salaries or rent payable).

(n) Relationships With Related Persons. Except as set forth in the SEC filings of the Company, no officer, director, or principal stockholder of the Company nor any Related Person (as defined below) of any of the foregoing has had any interest in any property (whether real, personal, or mixed and whether tangible or intangible) used in or pertaining to the business of the Company. No officer, director, or principal stockholder of the Company nor any Related Person of the any of the foregoing is or has owned an equity interest or any other financial or profit interest in, a Person (as defined below) that has
   (i) had business dealings or a material financial interest in any transaction with the Company, or (ii) engaged in competition with the Company with respect to any line of the merchandise or services of such company (a "Competing Business") in any market presently served by such company except for ownership of less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. No director, officer, or principal stockholder of the Company nor any Related Person of any of the foregoing is a party to any Contract with, or has claim or right against, the Company. As used in this Agreement, "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or any governmental body; "Related Person" means, (X) with respect to a particular individual, (a) each other member of such individual's Family (as defined below); (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest (as defined below); and (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity);
   (Y) with respect to a specified Person other than an individual, (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of the foregoing definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership of voting Warrants or other voting interests representing at least 1% of the outstanding voting power of a Person or equity Warrants or other equity interests representing at least 1% of the outstanding equity Warrants or equity Warrants in a Person.

(o) Title to Properties; Liens and Encumbrances. Except as set forth in the SEC filings of the Company, the Company has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests. All material properties and assets reflected in the Company Financials are free and clear of all Encumbrances (as defined below) except liens for current Taxes not yet due and except as disclosed in the Company Financials. As used in this Agreement, "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

(p) Permits. The Company has all permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of such company. The Company is not in default in any respect under any of such permits, licenses or similar authority.

(q) Absence of Litigation. Except as set forth in the Company SEC Filings, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or arbitration tribunal pending or, to the Knowledge of the Company, threatened against or affecting the Company, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents. All references to the "Knowledge of the Company" in this Agreement shall mean the actual knowledge of the Company or any of its officers or the knowledge that the Company or any of its officers could reasonably be expected to have, after reasonable investigation and due diligence.

(r) No Default. The Company is not in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

(s) Taxes.

(i) All Tax Returns (as defined below) required to have been filed by or with respect to the Company (including any extensions) have been filed. All such Tax Returns are true, complete and correct in all material respects. All Taxes (as defined below) due and payable by the Company, whether or not shown on any Tax Return, or claimed to be due by any Taxing Authority (as defined below), have been paid.

(ii) The Company does not have any material liability for Taxes outstanding.

(iii) The Company is not a party to any agreement extending the time within which to file any Tax Return. No claim has ever been made by a Taxing Authority of any jurisdiction in which the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

(iv) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor.

(v) There has been no action by any Taxing Authority in connection with assessing additional Taxes against, or in respect of, the Company for any past period. There is no dispute or claim concerning any Tax liability of the Company either (i) claimed, raised or, to the Knowledge of the Company, threatened by any Taxing Authority or (ii) of which the Company is otherwise aware. There are no liens for Taxes upon the assets and properties of the Company other than liens for Taxes not yet due.

(vi) There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Returns required to be filed by, or which include or are treated as including, the Company or with respect to any Tax assessment or deficiency affecting the Company.

(vii) The Company has not received any written ruling related to Taxes or entered into any agreement with a Taxing Authority relating to Taxes.

(viii) The Company does not have any liability for the Taxes of any person or entity other than the Company (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Legal Requirements), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise, except for assumed liabilities of the assignee of Provider Solutions Corp. in an amount not to exceed $400,000.

(ix) The Company (i) has not agreed to make nor is required to make any adjustment under Section 481 of the Internal Revenue Code by reason of a change in accounting method and (ii) is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Internal Revenue Code.

(x) The Company is not a party to or bound by any obligations under any tax sharing, tax allocation, tax indemnity or similar agreement or arrangement.

(xi) The Company is not involved in, subject to, or a party to any joint venture, partnership, contract or other arrangement that is treated as a partnership for federal, state, local or foreign Tax purposes.

(xii) The Company was not included nor is includible, in the Tax Return of any other entity.

As used in this Agreement, a "Tax Return" means any return, report, information return, schedule, certificate, statement or other document (including any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority in connection with any Tax; "Tax" means any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross, receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, service use, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by Taxing Authority, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term includes any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments; and "Taxing Authority" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

(t) Certain Prohibited Activities. Neither the Company nor any of its directors, officers or other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity, (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

(u) Contracts. As used in this Agreement, "Contract" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding; or any Contract (a) under which the Company has or may acquire any rights, (b) under which the Company has or may become subject to any obligation or liability, or (c) by which the Company or any of the assets owned or used by it is or may become bound.

With respect to each Contract (i) the Company is, and has been, in material compliance with all applicable terms and requirements of each Contract under which the Company has or had any obligation or liability or by which the Company or any of the assets owned or used by it is or was bound; (ii) each other person or entity that has or had any obligation or liability under any Contract under which the Company has or had any rights is, and has been, in material compliance with all applicable terms and requirements of such Contract; (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a material violation or breach of, or give the Company or other person or entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract; and (iv) the Company has not given to or received from any other person or entity any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract.

Each Contract is valid, in full force, and binding on and enforceable against the other party or parties to such contract in accordance with its terms and provisions.

There have been no renegotiation of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to the Company under current or completed Contracts with any person or entity and no such person or entity has made written demand for such renegotiation.

(v) Agent Fees. The Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the transactions contemplated by this Agreement.

(w) Employees. The Company has no accrued vacation or sick pay due any employees, except as set forth in the Financial Statements.

(x) Employee Benefits.

(i) The Company does not have, and has not at any time had, any Plans (as defined below).

As used in this Agreement, "Plan" means (i) each of the "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")), of which any of the Company or any member of the same controlled group of businesses as the Company within the meaning of
Section 4001(a)(14) of ERISA (an "ERISA Affiliate") is or ever was a sponsor or participating employer or as to which the Company or any of its ERISA Affiliates makes contributions or is required to make contributions, and (ii) any similar employment, severance or other arrangement or policy of any of the Company or any of its ERISA Affiliates (whether written or oral) providing for health, life, vision or dental insurance coverage (including self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, fringe benefits, or for profit sharing, deferred compensation, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

(y) Private Offering. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 hereof, (i) the offer, sale and issuance of the Warrants, and (ii) the issuance of Common Stock pursuant to the exercise of the Warrants as contemplated by the Primary Documents, are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Warrants or any similar Warrants for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such Warrants subject to the registration requirements of the Securities Act

(z) Mergers, Acquisitions and Divestitures. Except as set forth in the SEC filings of the Company, the Company has never acquired any equity interest in or any major assets of any other Person, or sold the equity interest or any major asset owned by it in a transaction the terms of which were not based on arms' length negotiations. None of the officers and directors of the Company has received any benefit in connection with any of the foregoing transactions or is under any agreement or understanding with any Person (including agreements or understandings among themselves) with respect to the receipt of or entitlement to any such benefit.

(aa) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed to the Purchaser that could (i) reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of the Company or (ii) reasonably be expected to materially and adversely affect the ability of the Company to perform the obligations set forth in the Primary Documents. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

4. CERTAIN COVENANTS, ACKNOWLEDGMENTS AND RESTRICTIONS

(a) Transfer Restrictions. The Purchaser acknowledges that (i) neither the Warrants nor the Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act, and such Warrants may not be transferred unless (A) subsequently registered thereunder or (B) they are transferred pursuant to an exemption from such registration, and (ii) any sale of the Warrants or the Common Stock issuable upon exercise or exchange thereof (collectively, the "Covered Warrants") made in reliance upon Rule 144 under the Securities Act ("Rule 144") may be made only in accordance with the terms of said Rule 144. The provisions of Section 4(a) and 4(b) hereof, together with the rights of the Purchaser under this Agreement and the other Primary Documents, shall be binding upon any subsequent transferee of the Common Stock.

(b) Restrictive Legend. The Purchaser acknowledges and agrees that, until such time as the Covered Warrants shall have been registered under the Securities Act or the Purchaser demonstrates to the reasonable satisfaction of the Company and its counsel that such registration shall no longer be required, such Covered Warrants may be subject to a stop-transfer order placed against the transfer of such Covered Warrants, and such Covered Warrants shall bear a restrictive legend in substantially the following form:

         THESE WARRANTS (INCLUDING ANY UNDERLYING CAPITAL STOCK) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE WARRANTS UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

(c) Filings. The Company undertakes and agrees that it will make all required filings in connection with the sale of the Securities to the Purchaser as required by federal and state laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a notice on Form D (at such time and in such manner as required by the rules and regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings. With a view to making available to the holders of the Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit such holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 or Form SB-2, the Company shall (a) at all times make and keep public information available, as those terms are understood and defined in Rule 144, (b) file on a timely basis with the Commission all information that the Commission may require under either of
   Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all actions that may be required as a condition to the availability of Rule 144 (or any successor exemptive rule hereafter in effect) with respect to the Common Stock; and (d) furnish to any holder of the Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144,
   (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) any other reports and documents that a holder of the Securities may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any such Securities without registration.

(d) Reservation of Common Stock. The Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the exercise of the Warrants.

(e) Return of Certificates on Conversion. Upon any exercise by any holder of the Warrants of less than all of the shares of Common Stock into which such Warrants are exercisable, the Company shall issue and deliver to the holder thereof, within seven business days of the date of exercise, a new Warrant exercisable for the total number of shares of Common Stock which the holder has not yet elected to exercise.

(f) Replacement Certificates. The Warrants will be exchangeable, at the option of the Purchaser, at any time and from time to time at the office of the Company, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable under such Warrants. No service charge will be made for such transfer or exchange.

(g) Financial Statements. At the expense of the Company, the Company's accountant shall annually prepare for each calendar year, a report of the Company, including a balance sheet, annual profit and loss statement, and annual cash flow statement to be furnished to the Purchaser within one hundred twenty (120) days after the end of each calendar year. In addition the Company shall cause to be prepared and distributed to the Purchaser for each calendar quarter during the term of this Agreement a report of the Company, including a balance sheet, quarterly profit and loss statement, and quarterly cash flow statement for such calendar quarter to be furnished to the Purchaser within forty-five (45) days after the end of each calendar quarter. The Company shall also cause to be prepared and filed all Federal, state and local income tax returns and information returns, if any, which the Company is required to file.

5. FEES AND EXPENSES

         The Company shall bear its own costs, including attorney's fees, incurred in the negotiation of this Agreement and consummating of the transactions contemplated herein and in the corporate proceedings of the Company in contemplation hereof and thereof. At the date of execution and delivery hereof, the Company shall reimburse the Purchaser for all of the Purchaser's reasonable out-of-pocket expenses incurred in connection with the negotiation or performance of this Agreement, including without limitation, reasonable fees and disbursements of counsel to the Purchaser.

6.       SURVIVAL

         The agreements, covenants, representations and warranties of the Company and the Purchaser shall survive the execution and delivery of this Agreement and the delivery of the Warrants hereunder for a period of two years from the date hereof, except that:
(a) the Company's representations and warranties regarding Taxes contained in
   Section 3(s) of this Agreement shall survive as long as the Company remains statutorily liable for any obligation referenced in Section 3(s), and

(b) the Company's representations and warranties contained in Section 3(b) shall survive until the Purchaser and any of its affiliates are no longer holders of any of the Warrants purchased hereunder.

7. INDEMNIFICATION

(a) The Company, on the one side, and the Purchaser (each in such capacity under this section, the "Indemnifying Party") agrees to indemnify the other party and each officer, director, employee, agent, partner, stockholder, member and affiliate of such other party (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against: (i) any and all damages, losses, claims, diminution in value and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with any of the following, whether or not involving a third party claim: (a) any misrepresentation or any breach of any warranty made by the Indemnifying Party herein or in any of the other Primary Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Indemnifying Party herein or in any of the other Primary Documents, or (c) any claim relating to or arising out of a violation of applicable federal or state Warrants laws by the Indemnifying Party in connection with the sale or issuance of the Warrants by the Indemnifying Party to the Indemnified Party (collectively, the "Indemnified Liabilities"). To the extent that the foregoing undertaking by the Indemnifying Party may be unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

8. NOTICES

         Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or three business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

         Company:                        Health Systems Solutions, Inc.
                                         405 North Reo Street, Suite 300
                                         Tampa, Florida 33609
                                         Attention:  B. M. Milvain, President
                                         Telephone:  813-282-3303
                                         Facsimile:    813-282-8907

         with a copy to:                 Stanford Financial Group
                                         5050 Westheimer
                                         Houston, TX 77056
                                         Attention: Mauricio Alvarado, Esq.
                                         Telephone: (713) 964-5145
                                         Facsimile: (713) 964-5245

         Purchaser:                      Stanford Venture Capital Holdings, Inc.
                                         6075 Poplar Avenue
                                         Memphis, TN 38119
                                         Attention: James M. Davis, President
                                         Telephone: (901) 680-5260
                                         Facsimile: (901) 680-5265

         with a copy to:                 Stanford Financial Group
                                         5050 Westheimer
                                         Houston, TX 77056
                                         Attention: Mauricio Alvarado, Esq.
                                         Telephone: (713) 964-5145
                                         Facsimile: (713) 964-5245

9. GOVERNING LAW; JURISDICTION

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, Miami-Dade County and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

10. MISCELLANEOUS

(a) Entire Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, together with the other Primary Documents, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

(b) Amendments. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

(c) Waiver. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

(d) Construction. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

(e) Binding Effect of Agreement. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Warrants.

(f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

(g) Attorneys' Fees. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

(h) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

(i) Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.



                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first written above.

                                         HEALTH SYSTEMS SOLUTIONS, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------



                                         STANFORD VENTURE CAPITAL HOLDINGS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                  EXHIBIT INDEX


EXHIBIT A                                        WARRANT

EXHIBIT B                                        HSS CLOSING CERTIFICATE

EXHIBIT C                                        SVCH CLOSING CERTIFICATE

                                    EXHIBIT B
                         HEALTH SYSTEMS SOLUTIONS, INC.
                              A Nevada Corporation

                               CLOSING CERTIFICATE

         The undersigned, B.M. Milvain, hereby certifies to Stanford Venture Capital Holdings, Inc., a Delaware Corporation ("SVCH"), that he is the duly elected and acting President of Health Systems Solutions, Inc., a Nevada corporation (the "Company"), and hereby further certifies to SVCH as follows:

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms as in the Warrant Purchase Agreement dated as of July 6, 2004 and entered into by and among the Company and SVCH (the "Warrant Purchase Agreement"):

1. Representations and Warranties. The representations and warranties made by the Company in the Warrant Purchase Agreement are true and correct in all respects on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all respects on and as of such earlier date.

2. Covenants and Agreements. The Company has performed all covenants and agreements required to be performed pursuant to the Warrant Purchase Agreement in all respects on and as of the date hereof.

3. Recent Events. Except as disclosed in the Warrant Purchase Agreement, there has not been any: (a) material adverse change or any material adverse development in the business, properties, operations, financial condition, prospects, outstanding securities or results or operations of the Company and no event has occurred or no circumstances exist that may result in such material adverse change; (b) no incurrence of any liability, fixed or contingent by the Company. The Company has not engaged in any practice, taken any action, or entered into any transaction, except as contemplated by the Warrant Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Officers' Certificate this ___ day of July 2004.



___________________
B.M. Milvain
President

                                    EXHIBIT C
                     STANFORD VENTURE CAPITAL HOLDINGS, INC.
                             A Delaware Corporation

                               CLOSING CERTIFICATE

         The undersigned, ______________, hereby certifies to Health Systems Solutions, Inc., a Nevada corporation ("HSS"), that he is the duly elected and acting President of Stanford Venture Capital Holdings, Inc., a Delaware Corporation (the "Company"), and hereby further certifies to HSS as follows:

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms as in the Warrant Purchase Agreement dated as of July 6, 2004 and entered into by and among the Company and HSS (the "Warrant Purchase Agreement"):

1. Representations and Warranties. The representations and warranties made by the Company in the Warrant Purchase Agreement are true and correct in all respects on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all respects on and as of such earlier date.

2. Covenants and Agreements. The Company has performed all covenants and agreements required to be performed pursuant to the Warrant Purchase Agreement in all respects on and as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Officers' Certificate this ___ day of July 2004.



_________________
B.M. Milvain
President